Mike Smith, CFA
719-637-5773
michael.smith@vectrus.com

Vectrus Announces Acquisition of SENTEL Corporation

•	Advances strategy to be a leader in the converging physical and digital infrastructure market

•	Enhances capabilities in Logistics, IT, and Technology Solutions

•	Adds new Defense, Intelligence, and Federal Civilian clients

•	Expected to be accretive to 2018 GAAP Diluted EPS

COLORADO SPRINGS, Colo., Jan. 23, 2018 - Vectrus, Inc. (NYSE:VEC) announced today that it has acquired SENTEL Corporation, a unique, mission-focused business with expertise in logistics and supply chain management, engineering and advanced technology solutions, and intelligence mission support. The acquisition advances Vectrus’ strategy to be a leader in the converging physical and digital infrastructure market; enhances the company’s logistics, IT and technical solutions capabilities, while expanding the Vectrus client base.
Headquartered in Alexandria, Virginia, and founded in 1986, SENTEL has over 600 employees operating in three core business areas: Engineering and Advanced Solutions, Logistics and Supply Chain Management, and Intelligence Mission Support. For the fiscal year ended September 30, 2017, the company generated revenue of $107 million. SENTEL’s clients include the U.S. Army, Intelligence Community, U.S. Navy, U.S. Air Force, Federal Aviation Administration, and the Internal Revenue Service.
SENTEL has a legacy and leading position in developing information solutions designed for spectrum management systems, sensor networks, border surveillance systems, perimeter surveillance systems, and various other detection systems. The company also provides comprehensive, global logistics support services that address logistical planning through the execution of sustainment operations. SENTEL has a track record of successfully managing clients’ major facilities, supply chains, and assets worth in excess of $5 billion. Finally, SENTEL provides multidisciplinary mission support for various intelligence community clients and was recently awarded a prime contract to provide worldwide logistics management support services.
“I am excited to welcome the talented employees of SENTEL and believe this is an excellent acquisition for Vectrus," said Chuck Prow, president and chief executive officer of Vectrus. “SENTEL expands our geographic footprint, capabilities and market positioning, and will accelerate the transformation of Vectrus into a higher value, technology-enabled and differentiated platform. In particular, SENTEL brings immediate access to important clients in the intelligence community. The company also expands our logistics capabilities and U.S. footprint with a key Vectrus client, the U.S. Army. Finally, SENTEL significantly enhances our IT business with core competencies, such as engineering, sensor integration and management, surveillance systems, and various other detection systems.”
The purchase price of $36 million was funded by cash on hand and Vectrus’ credit facility. The acquisition is expected to be accretive to Vectrus’ 2018 GAAP diluted earnings per share.

Advisors
Renaissance Strategic Advisors served as strategic advisor to Vectrus and Faegre Baker Daniels served as legal advisor. SENTEL Corporation was advised by Bluestone Capital Partners, which has recently merged into Houlihan Lokey’s Aerospace, Defense & Government Services Group. Pillsbury, Winthrop, Shaw, Pittman served as legal advisor to SENTEL and BDO USA, LLP, served as tax advisor.

About Vectrus
Vectrus is a leading, global government services company with a history in the services market that dates back more than 70 years. The company provides facility and logistics services, and information technology and network communication services to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long-term customer relationships, and a strong commitment to their mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 5,600 employees spanning 143 locations in 18 countries. In 2016, Vectrus generated sales of $1.2 billion. For more information, visit our website at www.vectrus.com or connect with us on Facebook, Twitter, LinkedIn, and YouTube.

Safe Harbor Statement
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements regarding the accretive impact of the SENTEL acquisition, other impacts of the SENTEL acquisition and any other discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: our dependence on a few large contracts for a significant portion of our revenue; competition in our industry; our ability to submit proposals for and/or win potential opportunities in our pipeline; our ability to retain and renew our existing contracts; protests of new awards; our international operations, including the economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. government military operations, including its operations in Afghanistan; changes in, or delays in the completion of, U.S. or international government budgets; government regulations and compliance therewith, including changes to the Department of Defense procurement process; changes in technology; intellectual property matters; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; our success in expanding our geographic footprint or broadening our customer base, markets and capabilities; our ability to realize the full amounts reflected in our backlog; our maintaining our good relationship with the U.S. government; impairment of goodwill; our performance of our contracts and our ability to control costs; our level of indebtedness; our compliance with the terms of our credit agreement; subcontractor and employee performance and conduct; our teaming arrangements with other contractors; economic and capital markets conditions; any future acquisitions, investments or joint ventures; our ability to retain and recruit qualified personnel; our maintenance of safe work sites and equipment; our compliance with applicable environmental health and safety regulations; our ability to maintain required security clearances; any disputes with labor unions; costs of outcome of any legal proceedings; security breaches and other disruptions to our information technology and operations; changes in our tax provisions or exposure to additional income tax liabilities; changes in U.S. generally accepted accounting principles; accounting estimates made in connection with our contracts; our exposure to interest rate risk; our compliance with public company accounting and financial reporting requirements; timing of payments by the U.S. government; risks and uncertainties relating to the spin-off from our former parent; and other factors set forth in Part I, Item 1A, - “Risk Factors,” and elsewhere in our 2016 Annual Report on Form 10-K and described from time to time in our future reports filed with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.